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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 19, 2002

                               ORGANOGENESIS INC.

               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    1-9898                    04-2871690
----------------------------       ------------           ----------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


                          150 Dan Road Canton, MA 02021
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (781) 575-0775

                                 NOT APPLICABLE
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events

     On January 2, 2003, the Company issued a press release relating to the Amex's Listing Qualifications Panel's denial of the Company's appeal of the Amex Staff's determination to delist the Company's common stock. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

     (c) Exhibits

         Number         Title
         ------         -----
         99.1           The Registrant's Press Release dated January 2, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ORGANOGENESIS INC.
                                         (Registrant)


Date:  January 3, 2003                   By:  /s/ Gary S. Gillheeney
                                            -----------------------------
                                            Gary S. Gillheeney
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

         Number       Title
         ------       -----
         99.1         The Registrant's Press Release dated January 2, 2003